LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2010

TO THE PROSPECTUS OF

LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

DATED APRIL 30, 2009

The Portfolio’s Board of Trustees has determined that it is in the best interests of the Portfolio and its respective shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 30, 2010. Shortly before that date, in the discretion of Portfolio Management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Portfolio that such shareholder then holds.

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